MUTUAL FUND SERIES TRUST

(the “Trust”)

North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

Catalyst Insider Income Fund Class A: IIXAX Class C: IIXCX Class I: IIXIX
Catalyst/SMH High Income Fund Class A: HIIFX Class C: HIICX Class I: HIIIX
Catalyst/SMH Total Return Income Fund Class A: TRIFX Class C: TRICX Class I: TRIIX
Catalyst/Stone Beach Income Opportunity Fund Class A: IOXAX Class C: IOXCX Class I: IOXIX
Catalyst/MAP Global Balanced Fund Class A: TRXAX Class C: TRXCX Class I: TRXIX
Catalyst/CIFC Floating Rate Income Fund Class A: CFRAX Class C: CFRCX Class I: CFRIX
Catalyst Enhanced Income Strategy Fund Class A:EIXAX Class C: EIXCX Class I: EIXIX

(collectively, the “Funds”)

April 22, 2022

This information supplements certain information contained in the

Funds’ Statement of Additional Information (the “SAI”), dated November 1, 2021, as supplemented April 1, 2022

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Effective April 6, 2022, Stephen P. Lachenauer was appointed as a member of the Board of Trustees of the Trust (“Board”), and a member of the Audit Committee, Risk and Compliance Committee and the Nominating Committee of the Board, to serve until his successor is elected and qualified. Mr. Lachenauer also serves on the Special Committee of the Board. In addition, effective April 18, 2022, Aaron Smith is no longer an Assistant Treasurer of the Trust. Accordingly, all references to the members of the Board and any of the aforementioned committees are supplemented to include Mr. Lachenauer and all references to Mr. Smith are deleted.

The following information is added to the table under the section of the Funds’ SAI entitled “Trustees and Officers - Independent Trustees”:

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
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Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice	54	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Chairman of the Board, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.

The following information is added under the section of the Funds’ SAI entitled “Trustees and Officers - Background and Qualifications of the Trustees”:

Mr. Lachenauer has been an attorney in private practice for over fifteen years, providing advice and counsel to small businesses and individuals on real estate, commercial contracts, general business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other registered investment companies in the Fund Complex.

The following information is added to the table under the section of the Funds’ SAI entitled “Trustees and Officers - Share Ownership in the Funds”:

Fund Shares Owned by Trustees as of December 31, 2021

Name of Trustee	Mr. Lachenauer
Dollar Range of Equity Securities in Insider Income Fund	None
Dollar Range of Equity Securities in SMH High Income Fund	None
Dollar Range of Equity Securities in the SMH Total Return Income Fund	None
Dollar Range of Equity Securities in Stone Beach Income Opportunity Fund	None
Dollar Range of Equity Securities in MAP Global Balanced Fund	None
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Dollar Range of Equity Securities in CIFC Floating Rate Income Fund	None
Dollar Range of Equity Securities in Enhanced Income Strategy Fund	None
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	None

The following information is added to the table under the section of the Funds’ SAI entitled “Trustees and Officers - Compensation of the Board of Trustees”:

Compensation Table
Name of Person, Position(s)	Mr. Lachenauer
Aggregate Compensation from the Insider Income Fund	$0
Aggregate Compensation from the SMH High Income Fund	$0
Aggregate Compensation from the SMH Total Return Income Fund	$0
Aggregate Compensation from the Stone Beach Income Opportunity Fund	$0
Aggregate Compensation from the MAP Global Balanced Fund	$0
Aggregate Compensation from the CIFC Floating Rate Income Fund	$0
Aggregate Compensation from the Enhanced Income Strategy Fund	$0
Total Compensation from Fund and Fund Complex*	$70,300

* The ‘Fund Complex’ includes the Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

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You should read this Supplement in conjunction with each Fund’s Prospectus, Summary Prospectus, and SAI, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at (866) 477-4228, or by writing to the Funds at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

Please retain this Supplement for future reference.

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